                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 27, 2005                 /s/ C. M. Connor
                                       -------------------------------------
                                       C. M. Connor
                                       Chairman and Chief Executive Officer,
                                       Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 29, 2005               /s/ J. M. Scaminace
                                     --------------------------------------
                                     J.M. Scaminace
                                     President and Chief Operating Officer,
                                     Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 27, 2005                     /s/ S. P. Hennessy
                                           -------------------------------
                                           S.P. Hennessy
                                           Senior Vice President - Finance
                                           and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 28, 2005                   /s/ J. L. Ault
                                         -------------------------------------
                                         J. L. Ault
                                         Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 31, 2005                        /s/ J. C. Boland
                                              ----------------
                                              J. C. Boland
                                              Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 3, 2005                     /s/ J. G. Breen
                                           ---------------
                                           J. G. Breen
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 1, 2005                     /s/ D. E. Collins
                                           -----------------
                                           D. E. Collins
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 28, 2005                     /s/ D. E. Evans
                                           ----------------
                                           D. E. Evans
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 2, 2005                     /s/ S. J. Kropf
                                           ---------------
                                           S. J. Kropf
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: January 30, 2005                     /s/ R. W. Mahoney
                                           -----------------
                                           R. W. Mahoney
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 1, 2005                     /s/ G. E. McCullough
                                           --------------------
                                           G. E. McCullough
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 2, 2005                     /s/ A. M. Mixon, III
                                           --------------------
                                           A. M. Mixon, III
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 1, 2005                     /s/ C. E. Moll
                                           --------------
                                           C. E. Moll
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

      The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

      Executed the date set opposite my name.

Date: February 2, 2005                     /s/ R. K. Smucker
                                           -----------------
                                           R. K. Smucker
                                           Director